Exhibit 99.02



                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                               IN COMPLIANCE WITH
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         I, Alan L. Parker, Controller of Crown Energy Corporation, hereby certify that the accompanying Form 10-Q of Crown Energy Corporation fully complies with the requirements of section 13(a) or section 15(d) of the Securities and Exchange Act of 1934 and that the information contained in the accompanying Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Crown Energy Corporation.


                                            /s/    Alan Parker
                                            ------------------------------------
                                            Name:    Alan Parker
                                            Title: Controller of
                                            Crown Energy Corporation